Management Presentation December 2015

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 51 quarters (1) – LTM 3Q15 Adjusted EBITDA $434.6mm (2) – LTM 3Q15 Return on Capital 21.4%(2)  Strong balance sheet – Rated BB and Ba3(3) – Debt/adjusted EBITDAR 1.5x(2) – $121mm in share repurchases through 9/30/2015 • $62 mm in share repurchase authority as of 9/30/15 – Recurring quarterly cash dividend of $0.30 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in capacity - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – Match capacity to demand, highly variable – Low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 195 226 233 271 175 200 225 250 275 300 2012 2013 2014 3Q15 Routes 6.95 7.89 8.69 9.70 6.00 7.00 8.00 9.00 10.00 2012 2013 2014 LTM 3Q15 A S M s - b ill io n s Scheduled ASMs $909 $996 $1,137 $1,230 $800 $900 $1,000 $1,100 $1,200 $1,300 2012 2013 2014 LTM 3Q15 U S D - m m Total revenue 63 66 70 74 60 70 2012 2013 2014 3Q15 Aircraft in service Aircraft number and routes are end of period

A very large niche Based on current published schedule through August 16, 2016 305 routes, 83 operating aircraft 92 small/medium cities, 17 leisure destinations 6 Yellow dots – leisure destinations Blue dots – origination cities Large dots - bases

Little competition 50 255 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably operate in underserved markets 7 Competitors – overlapping routes Legacy carriers 50 Brand / lower cost carriers 5 ULCC carriers 9 Based on current published schedule through August 16, 2016, announcements and cancellations as of November 17, 2015 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit Competitive routes are those that have non-stop flights between similar markets

Low frequency model 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2013 2014 2015E 2016E Avg. block hours/AC/day 1 - Peak = peak is defined as 11/23 – 12/1, 12/21 – 1/3, 2/18 – 4/14, 6/3 – 8/18. Remaining is off peak 2 – Scheduled aircraft are end of year 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2013 2014 2015E 2016E Sched AC 2 65 70 81 86

Medium and small markets still underserved 9 Categories (sorted by passengers per day each way and adjusted for alternate airports): • Large – Top 25 metro areas • Medium – 26 to 60 top metro areas • Small – all other metro areas (10.0)% (5.0)% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0 % Medium to medium Small to large Medium to large Large to large Seat capacity growth by metro area 2014 vs 2015 Allegiant Frontier Spirit Southwest

Low costs even with low utilization 7.8 JBLU 5.6 SAVE 7.4 ALK 6.4 ALGT 5.8 ALGT 2015 guided 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily aircraft utilization – LTM (block hours per day) CASM ex fuel vs daily aircraft utilization 10 As of LTM 3Q15, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit ALGT 2015 – midpoint of 2015 guided range for CASM ex fuel of (13) to (11)% ALGT LTM 3Q15 includes $43m Boeing 757 write down that occurred in 4Q14

Airbus 11 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period Total fleet includes A320, A319, MD-80 and Boeing 757 Total fleet count reflects assumptions of current market expectations, demand for Allegiant service, aircraft retirements, and is subject to change  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically  MD-80s can be retired at our pace – 5 expected to retire in 2016 56 50 46 46 10 17 18 30 15 16 20 20 0 20 40 60 80 100 120 2015E 2016E 2017E 2018E Expected fleet MD80 + B757 A319 A320 81 83 84 96 4.8% 21.1% 28.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 LTM 3Q15 Airbus % of scheduled service ASMs

 2016 CASM ex fuel is expected to grow between 0% and 4% versus 2015  2016 maintenance expense is expected to be between $115 and $125 thousand per aircraft per month – Expect 19 more maintenance events than expected in 2015  Total ownership expense is expected to be between $100 and $110 thousand per aircraft per month  Maintenance expense is higher due to a greater number of engine maintenance visits versus 2015  Guidance does not assume an agreement with the pilots or flight attendants 2016 estimated cost highlights 12 Guidance subject to change Total ownership includes both depreciation expense and aircraft lease rental expense Maintenance events include both airframe and engine events

2016 estimated capacity highlights 13  2016 scheduled ASMs are expected to grow between 12% and 16% versus 2015  Approximately 50% of ASMs will be flown by Airbus aircraft  Expect 12% of ASMs to be in markets that have been in operation for less than one year  Expect off peak ASMs to grow to 24% of 2016 scheduled ASMs Guidance subject to change Off peak days consist of Tuesday, Wednesday, or Saturday

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $ 1 0 3 .4 $ 1 8 7 .0 $ 3 2 6 .1 $ 4 4 7 .2 $14.9 $14.9 $53.5 $53.5 $95.3 $ 1 5 2 .7 $0 $100 $200 $300 $400 $500 $600 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Share repurchases Dividends 14 $599m returned to shareholders since 2007 $62m remaining in share repurchase authority* *- As per announcement on October 21, 2015 **-Diluted share count in 2007 20.5m, share count for 9 months ended September 2015 – 17.0m 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015, in addition to regular dividend payments through 3Q15 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 Reduced diluted share count by 17% since 2007** Implemented quarterly cash dividend – now $0.30 per share

 4Q15 TRASM (10.5) to (8.5)%  4Q15 CASM ex fuel (33) to (31)%  FY16 CASM ex fuel 0 to 4%  4Q15 Fixed fee + other revenue $13mm to $15mm  FY15 CAPEX ~$275mm 4th Quarter 2015 1st Quarter 2016 Full year 2016 System departures 22 to 26% 14 to 18% System ASMs 22 to 26% 15 to 19% 12 to 16% Scheduled departures 22 to 26% 14 to 18% Scheduled ASMs 22 to 26% 15 to 19% 12 to 16% Existing guidance 15 Guidance subject to change

Appendix

GAAP reconciliation Adjustment for special item 17 LTM 3Q15 2014 $mm – except per share amounts Net income as reported 168.5 86.7 + Add provision for income taxes, as reported 97.8 50.8 Income before income taxes as reported 266.3 137.1 + Other expense 26.6 20.2 Operating income 292.9 157.3 + Boeing 757 fleet write down 43.3 43.3 Adjusted operating income 336.2 200.6 - Other expense 26.6 20.2 Adjusted pre-tax income 309.6 180.4 - Provision for income tax 113.7 66.8 Adjusted net income 195.9 113.6 + Net loss attributable to noncontrolling interest (0.1) (0.4) Adjusted net income attributable to Allegiant Travel Co 195.8 113.2 Diluted shares (millions) 17.1 17.8 Earnings per share as adjusted for special item $11.45 $6.37 Total revenue 1,230.3 1,137.0 Adjusted operating margin 27.3% 17.6% Adjusted EBITDA margin 35.3% 25.2%

GAAP reconciliation EBITDA calculations 18 $mm LTM 3Q15 2014 2013 2012 Net Income 168.5 86.7 92.3 78.6 +Total comprehensive income (loss) 1.7 2.3 .6 (.4) +Provision for Income Taxes 97.8 50.8 54.9 46.2 +Other Expenses 1 26.6 20.2 8.1 7.7 +Depreciation and Amortization 96.7 83.4 69.3 57.5 =EBITDA 391.3 243.4 225.2 189.6 + Write down of Boeing 757 fleet 43.3 43.3 =Adjusted EBITDA 434.6 286.7 + Aircraft lease rental 5.1 15.9 9.2 0 =Adjusted EBITDAR 439.7 302.6 234.4 189.6 Total debt 635.8 593.1 234.3 150.9 +7 x annual aircraft lease rent 35.7 111.3 64.6 0 Adjusted total debt 671.5 704.4 298.9 150.9 =Adjusted Debt to Adjusted EBITDAR 1.5x 2.3x 1.3x 0.8x Average # of in service aircraft in period 73 69 63 60 =Adjusted EBITDA per aircraft 6.0 4.2 3.6 3.2 Interest expense 27.9 21.2 9.5 8.7 = Adjusted interest coverage 15.6x 13.5x 23.7x 21.8x 1- Ex unconsolidated affiliate earnings

GAAP reconciliation Return on equity 19 $mm LTM 3Q15 2014 2013 2012 2011 Adjusted net Income 195.8 113.2 92.3 78.6 49.4 Sep 2015 Sep 2014 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Total shareholders equity 334.1 341.2 294.1 377.3 401.7 351.5 Return on equity 58% 34% 24% 21% 15% ROE = Net income / Avg shareholders equity Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Return on capital employed calculation $mm LTM 3Q15 2014 2013 2012 2011 + Adjusted net income 195.8 113.2 92.3 78.6 49.4 + Income tax 113.7 66.8 54.9 46.2 30.1 + Interest expense 27.9 21.2 9.5 8.7 7.2 - Interest income 1.2 0.8 1.0 1.0 1.2 336.2 200.4 155.7 132.5 85.5 + Interest income 1.2 0.8 1.0 1.0 1.2 Tax rate 36.7% 37.1% 37.4% 37.1% 37.9% Numerator 213.6 126.6 98.1 84.0 53.9 Total assets prior year 1,269.9 926.9 798.2 706.7 501.3 - Current liabilities prior year 326.0 287.5 210.7 177.6 166.6 + ST debt of prior year 51.9 20.2 11.7 8.0 16.5 Denominator 995.8 659.6 599.4 537.1 351.2 = Return on capital employed 21.4% 19.2% 16.4% 15.6% 15.3% 20 Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Free cash flow calculations 21 $mm LTM 3Q15 2014 2013 2012 2011 Cash from operations 343.1 271.7 196.9 176.8 129.9 - Cash CAPEX 265.2 279.4 177.5 105.1 86.6 = Free cash flow 77.9 (7.7) 19.4 71.7 43.3 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 22 $mm Sep 2015 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Current maturities of long term debt 69.6 53.8 20.2 11.7 7.9 Long term debt, net of current maturities 566.2 539.3 214.1 139.2 138.1 Total debt 635.8 593.1 234.3 150.9 146.0 Cash and cash equivalents 78.5 89.6 97.7 89.6 150.7 Short term investments 247.0 269.8 253.4 239.1 154.8 Long term investments 60.1 57.4 36.0 24.0 14.0 Total cash 385.6 416.8 387.1 352.7 319.5 = Net debt $250.2 $176.3 ($152.8) ($201.8) ($173.5) End of period

Revenue components 23 $88.90 $91.69 $91.30 $81.43 $80 $85 $90 $95 2012 2013 2014 LTM 3Q15 Average fare - scheduled service $5.48 $5.21 $4.56 $4.46 $4.00 $4.50 $5.00 $5.50 $6.00 2012 2013 2014 LTM 3Q15 Average fare - ancillary third party products $35.72 $40.52 $41.37 $45.70 $30.00 $35.00 $40.00 $45.00 $50.00 2012 2013 2014 LTM 3Q15 Average fare - ancillary air-related charges $130 $137 $137 $132 $125 $130 $135 $140 2012 2013 2014 LTM 3Q15 Average fare - total All revenue is revenue per scheduled passenger

LTM 3Q15 cost per passenger Low cost drivers $33 $29 $36 $43 $11 $16 $11 $13 $10 $5 $8 $14 $24 $21 $53 $43 $20 $24 $29 $38 ALGT SAVE LUV JBLU 24 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers ALGT other excludes $43m Boeing 757 fleet write down Other Aircraft $54 $55 $70 $44 $82 $81 Ex fuel cost = $65 Fuel cost = $33 Total Allegiant = $98 Ex fuel cost = $101 Fuel cost = $36 Total Southwest = $137 Ex fuel cost = $108 Fuel cost = $43 Total JetBlue = $151 $50 $45 Ex fuel cost = $66 Fuel cost = $29 Total Spirit = $95 Fuel Ownership Maintenance Other Labor

Credit metrics 15.6% 16.4% 19.2% 21.4% 13.0% 10% 20% 2012 2013 2014 LTM 3Q15 LUV LTM 3Q15 25 Return on capital employed 21.0% 24.0% 34.0% 58.0% 25.5% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 LTM 3Q15 LUV LTM 3Q15 Return on equity 21.8 x 23.7 x 13.5 x 15.6 x 32.5 x 10 15 20 25 30 35 2012 2013 2014 LTM 3Q15 LUV LTM 3Q15 Interest coverage 0.8 x 1.3 x 2.3 x 1.5 x 1.0 x 0 1 2 3 2012 2013 2014 LTM 3Q15 LUV LTM 3Q15 Debt / Adjusted EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation

Strong cash generation $190 $225 $287 $435 $150 $200 $250 $300 $350 $400 $450 2012 2013 2014 LTM 3Q15 $ m m 26 Adjusted EBITDA $3.2 $3.6 $4.2 $6.0 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 2012 2013 2014 LTM 3Q15 $ m m Adj EBITDA per AC Free cash flow $72 $19 -$8 $78 -$25 $0 $25 $50 $75 $100 2012 2013 2014 LTM 3Q15 $ m m ($202) ($153) $176 $250 -$225 -$150 -$75 $0 $75 $150 $225 $300 2012 2013 2014 LTM 3Q15 $ m m Net debt See reconciliation tables Net debt is end of period EBITDA per AC is referring to average number of aircraft in service

Sources/uses of cash $105 $178 $279 $265 $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 LTM 3Q15 $ m m 27 CAPEX $9.3 $22.7 $168.8 $60.0 $0.0 $50.0 $100.0 $150.0 $200.0 2012 2013 2014 LTM 3Q15 $ m m Debt payments Cash from operations $177 $197 $270 $343 $0 $150 $300 $450 2012 2013 2014 LTM 3Q15 $ m m $44 $84 $181 $188 $0 $50 $100 $150 $200 2012 2013 2014 LTM 3Q15 $ m m Returning cash to shareholders 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014

Airbus growth will help improve fuel burn 28 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 2011 2012 2013 2014 LTM 3Q15 Fuel expense/total revenue 1 - As of LTM 3Q15  Fuel has greatest leverage to earnings – Fuel ~ 32% of total operating expense(1) – Airbus aircraft flew 29% of LTM 3Q15 scheduled block hours 62.0 63.0 64.0 65.0 66.0 67.0 68.0 69.0 70.0 2012 2013 2014 LTM 3Q15 Historical ASMs/gallon System fuel cost per gallon $3.07 $3.18 $3.20 $3.01 $2.07

Aircraft utilization  Airbus aircraft allows previously marginal flying to be profitable – Longer routes (Bismarck, ND to Orlando) – Off-peak day flying (Columbus, OH to St. Pete Wed/Sat 2x weekly) – Off-peak season flying (Syracuse, NY to St. Pete in September) – Previously canceled markets (Ft. Wayne, IN to Phoenix) 29 LTM 3Q15 Utilization by A/C type Peak day Off-Peak day Average Airbus 11.6 7.0 9.6 Non-Airbus 7.2 2.0 5.0 All Aircraft 7.9 2.8 5.7 Utilization is block hours per aircraft per day Peak days are Sunday, Monday, Thursday, and Friday

Capitalization structure Actual 9/30/15 (MM USD) Debt to LTM Adj EBITDAR Rate Maturity Unrestricted cash 325.5 LTM Adjusted EBITDAR 439.7 Secured by AC 28.9 L + 2.95% Apr 2018 Secured by AC 117.4 L + 3.08% May 2018 Secured by AC 27.9 L + 2.95% May 2018 Secured by AC 29.8 3.99% Oct 2018 Secured by real estate 9.5 2.86% Oct 2018 Secured by AC 36.4 L + 2.46% Nov 2019 Secured by real estate 7.4 2.86% Mar 2020 Secured by AC 27.0 L + 1.70% Mar 2020 Secured by AC 25.1 L + 1.70% Jun 2020 Secured by AC 28.8 L + 1.75% Sep 2020 Total secured debt 338.2 0.8x Senior notes 297.7 5.5% Jul 2019 Total debt 635.9 1.4x 7x LTM aircraft rent 35.7 Adjusted debt 671.6 1.5x 30